UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2006
Bell Industries, Inc.

(Exact name of registrant as specified in its charter)

California	001-11471	95-2039211

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1960 E. Grand Avenue, Suite #560, El Segundo, California		90245

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-563-2355
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On May 5, 2006, Bell Industries, Inc. (“Bell”) issued a press release announcing that it has sent another letter to the Board of Directors of The Coast Distribution System, Inc. (“Coast”). The letter reiterates Bell’s desire to meet with members of Coast’s Board of Directors or Coast’s financial advisor to discuss entering into negotiations to acquire Coast. The letter indicates that Bell is increasing its offer to acquire 100% of the outstanding shares of the common stock of Coast to $8.10 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits

Exhibit No.	Exhibits
99.1	Press release dated May 5, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Industries, Inc.
May 5, 2006	By:	/s/ John A. Fellows
		Name:	John A. Fellows
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 5, 2006